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                                                                Exhibit 10.3.1


              SAFETY-KLEEN CORP. SEVERANCE AGREEMENT PARTICIPANTS




Donald W. Brinckman            Chairman
John G. Johnson, Jr.           President and Chief Executive Officer
Hyman K. Bielsky               Senior Vice President/General Counsel
James L. Breece                Vice President Technical
Roy D. Bullinger               Senior Vice President Business Management
                                 and Marketing
Robert J. Burian               Senior Vice President Human Resources
Michael H. Carney              Senior Vice President Marketing Services
Glenn R. Casbourne             Vice President Engineering and Oil Recycle
                                 Operations
Joseph Chalhoub                Senior Vice President Operations, Oil Recovery
                                 & Envirosystems
David A. Dattilo               Senior Vice President Sales and Service
Lawrence G. Davenport          Vice President Information Services
                                 and Chief Information Officer
Scott E. Fore                  Senior Vice President
                                 Environment, Health & Safety
F. Henry Habicht, II           Senior Vice President Corporate Development
William P. Kasko               Senior Vice President
Ulisse Marini                  Vice President Solvent Recycle Operations
Clyde R. Phillips              Vice President Sales Eastern Division
Clark J. Rose                  Vice President Manufacturing and
                                 Technical Services
Laurence M. Rudnick            Treasurer
Clifford J. Schulz             Controller
Robert W. Willmschen, Jr.      Senior Vice President, Finance